SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2002

Perini Corporation

(Exact name of Registrant as specified in its charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts                                                 01701
(Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code: (508) 628-2000

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As of April 16, 2002, Perini Corporation (the “Company”) dismissed its independent auditors, Arthur Andersen LLP, and engaged the services of Deloitte & Touche LLP as its new independent auditors, effective immediately. This action followed the Company’s decision to seek proposals from independent accountants to audit the Company’s financial statements, and was approved by the Company’s Board of Directors upon the recommendation of its Audit Committee. Deloitte & Touche LLP will review the Company’s financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ending March 31, June 30, and September 30, 2002 and will audit the Company’s financial statements for the fiscal year ending December 31, 2002.

During the Company’s two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 16, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years ended December 31, 2001 or within the interim period through April 16, 2002.

The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen LLP is attached hereto as Exhibit 16.1.

During the Company’s two most recent fiscal years ended December 31, 2001 and the subsequent interim period through April 16, 2002, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

        Exhibit
        Number       Description

        16.1         Letter of Arthur Andersen LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 16, 2002                                PERINI CORPORATION

                                                     By:  /s/ Robert Band

                                                     Name:  Robert Band
                                                     Title:  President & Chief Operating Officer

EXHIBIT INDEX

        Exhibit
        Number       Description

        16.1         Letter of Arthur Andersen LLP regarding change in certifying accountant